SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549



  FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 30, 1997

THE FIRST NATIONAL BANK OF ATLANTA
(Exact name of Registrant as specified in its charter)
(Originator of the Wachovia Credit Card Master Trust)


United States               33-99442                        22-2716130
(State or other           (Commission                      (I.R.S. Employer
Jurisdiction of           File Number)                     Identification No.)
Incorporation)

77 Read's Way
New Castle Corporate Commons
New Castle, Delaware  19720
(Address of principal executive offices)

Registrant's telephone number, including area code:     (302) 323-2359





Page 1 of 4
Exhibit Index appears on Page 4

Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

            (c)   Exhibits
            28.1  Monthly Servicer's Certificate - September 30, 1997
28.2   Monthly Series 1995-1 Certificateholders' Statement -
      	September 30, 1997

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST NATIONAL BANK OF ATLANTA
(Registrant)
(Originator of the Wachovia Credit Card Master Trust)



   Dated:   October 17, 1997         By: ___________________________
                                     Name:  /s/Donald K. Truslow
                                     Title:  Comptroller

INDEX TO EXHIBITS

                                                               Sequentially
  Exhibit                                                      Numbered
   Number   			Exhibit                               Pages

28.1     Monthly Servicer's Certificate - September 30,
     1997                                              1-7
28.2      Monthly Series 1995-1 Certificateholders'
 Statement - September 30, 1997			    1-10

Exhibit 28.1
Monthly Servicer's Report

        			WACHOVIA CORPORATION
 			WACHOVIA CREDIT CARD MASTER TRUST
           			SERIES 1995-1
   			MONTHLY SERVICING CERTIFICATE


Pursuant to the Pooling and Servicing Agreement, dated as of Oct. 26, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                            Monthly Period:                          9/30/97
                            Transfer Date                              10/14/97
                            Distribution Date:                         10/15/97
                            Period                                           23
                              (Revolving =  0-48,
                              Controlled Accumulation = 49-60)
                            Julian Days in Current Period                    30
                            Current LIBOR Rate                          5.6563%
                            Coupon Period                   09/15/97 -10/14/97




ORIGINAL DEAL PARAMETERS

Class A Initial Invested Amount                              $446,250,000.00
Class B Initial Invested Amount                               $26,250,000.00
Class C Initial Invested Amount                               $27,500,000.00
Total Initial Invested Amount                                $500,000,000.00

Cash Collateral Amount                                        $10,000,000.00
Prior Month Credit Enhancer's Portion of CCA                           $0.00
Prior Month Wachovia's Portion of CCA                         $37,500,000.00
Increase in Wachovia's Portion of CCA                                  $0.00
Current Month Credit Enhancer's Portion of CCA                         $0.00
Excess Cash Over the Required Cash Collateral Amount          $27,500,000.00
Amount on Deposit In Spread Account                           $27,500,000.00

Class A Certificate Rate       09/15/97 -10/14/97                     5.8263%
Class B Certificate Rate       09/15/97 -10/14/97                     5.9313%
Class C Certificate Rate       09/15/97 -10/14/97                     6.0563%
Class C Certificate Rate       09/15/97 -10/14/97                     5.9063%
Servicing Fee Percentage                                              2.0000%
Discount Percentage                                                   0.0000%
LIBOR Rate                     09/15/97 -10/14/97                     5.6563%

I. RECEIVABLES IN THE TRUST

Beginning of the Period Principal Receivables              $1,872,009,656.03
Beginning of the Period Finance Charge Receivables            $23,041,735.69
Beginning of the Period Discounted Receivables                         $0.00
Beginning of the Period Total Receivables                  $1,895,051,391.72

Removed Principal Receivables                                          $0.00
Removed Finance Charge Receivables                                     $0.00
Removed Total Receivables                                              $0.00

Additional Principal Receivables                                       $0.00
Additional Finance Charge Receivables                                  $0.00
Additional Total Receivables                                           $0.00

End of Period Principal Receivables                        $1,862,762,761.66
End of Period Finance Charge Receivables                      $22,929,891.84
End of Period Discounted Receivables                                   $0.00
End of Period Total Receivables                            $1,885,692,653.50

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

Class A Initial Invested Amount                              $446,250,000.00
Class B Initial Invested Amount                               $26,250,000.00
Class C Initial Invested Amount                               $27,500,000.00
Total Initial Invested Amount                                $500,000,000.00

Class A Invested Amount                                      $446,250,000.00
Class B Invested Amount                                       $26,250,000.00
Class C Invested Amount                                       $27,500,000.00
Total Invested Amount                                        $500,000,000.00

Adjusted Investor Interest                                   $500,000,000.00

Floating Allocation Percentage                                       26.7093%
Class A Floating Allocation Percentage                               89.2500%
Class B Floating Allocation Percentage                                5.2500%
Class C Floating Allocation Percentage                                5.5000%

Principal Allocation Percentage                                      26.7093%
Class A Principal Allocation Percentage                              89.2500%
Class B Principal Allocation Percentage                               5.2500%
Class C Principal Allocation Percentage                               5.5000%

Total Servicing Fee  2.00%                                       $833,333.33

Investor Defaulted Amount                                      $1,880,251.79

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT

Beginning Seller's Interest                                $1,372,009,656.03
Ending Seller's Interest                                   $1,362,762,761.66
Required Seller's Interest                                    $93,138,138.08
Current Month Deposit into Excess Funding Account                      $0.00
Amount on deposit in Excess Funding Account                            $0.00

IV. PERFORMANCE SUMMARY

COLLECTIONS:
Collections of Principal Receivables                         $179,275,716.81
Collections of Finance Charge Receivables                     $23,041,735.69
Collections of Interchange                                       $528,317.86
       Servicer Interchange                                      $416,666.67
       Net Interchange                                           $111,651.19
Collections of Recoveries                                        $935,013.75
Total Finance Charge Collections                              $24,505,067.30
Total Payment Collections                                    $202,317,452.50
Total Collections                                            $203,780,784.11

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                  $22,686,855.66
          60 days delinquent                                  $11,564,297.58
          90 days delinquent                                   $7,639,631.14
          120 + days delinquent                                $5,822,864.28

          Total 30 + days delinquent                          $47,713,648.66


Gross Charge-Offs during the month                             $7,039,699.03
Recoveries during the month                                      $935,013.75
Net Charge-Offs during the month                               $6,104,685.28

Defaulted Amount (excluding recoveries)                        $7,039,699.03

                                  # of Accounts                     Amount
Total amount/number of Accounts
  in Trust (at end of month)            961,846            $1,885,692,653.50

V. AVAILABLE SERIES 1995-1 FINANCE CHARGE COLLECTIONS

* Note:  Interest for Class A, B, and C are calculated by the following method:
(Julian days of 1st period divided by 360 x applicable certificate rate x class invested amount)
(Julian days of 2nd period divided by 360 x applicable certificate rate x class invested amount)
with the two amounts being added together

Available Series 1995-1 Finance Charge Collections              $6,515,664.49

Class A Available Finance Charge Collections                    $5,815,230.55

Class A Interest                                                $2,166,636.72
Class A Deficiency Amount                                               $0.00
Class A Additional Interest                                             $0.00
Class A Investor Defaulted Amount                               $1,678,124.73

Class A Servicing Fee [if Wachovia]                               $371,875.00
Accrued and Unpaid Class A Servicing Fee                                $0.00
Servicing Fee [if not Wachovia]                                         $0.00

Excess Spread Class A                                           $1,598,594.11

Class B Available Finance Charge Collections                      $342,072.39

Class B Interest                                                  $129,746.09
Class B Deficiency Amount                                               $0.00
Class B Additional Interest                                             $0.00

Class B Servicing Fee [if Wachovia]                                $21,875.00
Accrued and Unpaid Class B Servicing Fee                                $0.00
Servicing Fee [if not Wachovia]                                         $0.00

Excess Spread Class B                                             $190,451.29

Class C Available Finance Charge Collections                      $358,361.55

Servicing Fee [if not Wachovia]                                         $0.00

Excess Spread Class C                                             $358,361.55

Total Excess Finance Charge Collections                         $2,147,406.95

Class A Required Amount                                                 $0.00

Class A Investor Charge-off Reimbursement                               $0.00

Class B Required Amount                                                 $0.00

Unpaid Class B Interest                                                 $0.00

Class C Interest                                                  $135,351.56
Class C Deficiency Amount                                               $0.00
Class C Additional Interest                                             $0.00

Class C Interest per $1,000 original principal certificate amount
Class C Accrued and unpaid collateral interest                          $0.00

Class B Investor Defaulted Amount                                  $98,713.22

Class C Servicing Fee [if Wachovia]                                $22,916.67

Class C Investor Defaulted Amount                                 $103,413.85

Class C Investor Charge-Off Reimbursement                                  $0

Cash Collateral Requirement                                                $0

Loan Agreement Interest Due                                             $0.00

Shared Excess Finance Charge Collections                        $1,787,011.65

VI.  YIELD and BASE RATE

Base Rate
(The sum of the Class A Rate, Class B Rate, and Class C Rate weighted by the unpaid principal amount of each, plus the servicing fee rate)

Base Rate (current month)                                              7.8362%
Base Rate (prior month)                                                8.0267%
Base Rate (2 months ago)                                               8.0554%

3 Month Average Base Rate                                              7.9727%

Portfolio Yield
(Series 1995-1 Finance Charge Collections minus the investor defaulted amount/total invested amount)

Portfolio Yield (current month)                                       12.1250%
Portfolio Yield (prior month)                                         12.5122%
Portfolio Yield (2 months ago)                                        13.2310%
3 Month Average Portfolio Yield                                       12.6227%
Portfolio Adjusted Yield                                               4.1500%

VII.  PORTFOLIO PERFORMANCE RATES

Gross Charge-Offs ((% of Total Receivables Outstanding
   (at beginning of month))                                            4.4577%
Gross Charge-Offs ((% of Principal Receivables Outstanding
   (at beginning of month ))                                           4.5126%
Monthly Payment Rate ((% of Total Receivables Outstanding
   (at beginning of month))                                           10.6761%
Gross Yield (annualized)                                              16.6376%
Portfolio Yield (3 month average)                                     12.6227%
Base Rate (3 month average)                                            7.9727%
Excess Finance Charge Collections % (Current Month Including
   Servicer Interchange)                                               4.2888%

VIII.  PRINCIPAL COLLECTIONS

Class A Principal Allocation Percentage                               89.2500%
Class A Monthly Principal                                      $42,735,777.76
Class B Principal Allocation Percentage                                5.2500%
Class B Monthly Principal                                       $2,513,869.28
Class C Principal Allocation Percentage                                5.5000%
Class C Monthly Principal                                       $2,633,577.34

Total Monthly Principal                                        $47,883,224.38

Reallocated Principal Collections                                       $0.00
Shared Principal Collections allocable from other Series                $0.00

IX.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                            $0.00
Class A Investor Charge-Offs per $1,000 original certificate
   principal amount                                                     $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs $0.00 Total amount reimbursed in respect of Class A Investor Charge-Offs
   per $1,000 original certificate principal amount                     $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
   Amount after giving effect to all transactions on such
   Distribution Date.                                                   $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                            $0.00
Class B Investor Charge-Offs per $1,000 original certificate
   principal amount                                                     $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs $0.00 Total amount reimbursed in respect of Class B Investor Charge-Offs
   per $1,000 original certificate principal amount                     $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
   Amount after giving effect to all transactions on such
   Distribution Date.                                                   $0.00
CLASS C INVESTOR CHARGE-OFFS
Class C Investor Charge-Offs                                            $0.00
Class C Investor Charge-Offs per $1,000 original certificate
   principal amount                                                     $0.00
Total amount reimbursed in respect of Class C Investor Charge-Offs $0.00 Total amount reimbursed in respect of Class C Investor Charge-Offs
   per $1,000 original certificate principal amount                     $0.00
The amount, if any, by which the outstanding principal balance of the Class C Certificates exceeds the Class C Invested
   Amount after giving effect to all transactions on such
   Distribution Date.                                                   $0.00

Current Month Required Draw Amount                                      $0.00

X.  AMORTIZATION

Current Monthly Amount deposited in Principal Funding Account           $0.00
Cumulative Amount Deposited in Principal Funding Account prior
   to current month                                                     $0.00
Current Month Accumulation Shortfall                                    $0.00
Current Month Principal Funding Account Investment Proceeds             $0.00
Current Month Reserve Account Amount Deposited in the Finance
   Charge Account                                                       $0.00
Cumulative Reserve Account Amount                                       $0.00
Required Reserve Account Draw Amount                                    $0.00
Amount Withdrawn From Principal Funding Account Deposited
   Into Distribution Account                                            $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                              $0.00
Class A Principal Payments per $1,000 original principal
   certificate amount
Total Class A Principal Paid                                            $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                              $0.00
Class B Principal Payments per $1,000 original principal
   certificate amount
Total Class B Principal Paid                                            $0.00

Cumulative Class C Principal Paid (as of prior distribution dates)
Class C Principal Payments                                              $0.00
Class C Principal Payments per $1,000 original principal
   certificate amount
Total Class C Principal Paid                                            $0.00

Principal Paid to Transferor Certficateholder                           $0.00

                         The First National Bank of Atlanta, as Servicer
                         Date:

                         By:
                         Name:  Cecile K. Bazaz
                         Title:  Senior Vice President

EXHIBIT 28.2

      MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

THE FIRST NATIONAL BANK OF ATLANTA
___________________________________________________

WACHOVIA CREDIT CARD MASTER TRUST
___________________________________________________


     Listed below is the information which is required to be prepared with respect to the distribution date of October 15, 1997 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

     1.  The amount of the current monthly
         distribution in respect of Class A
         Monthly Principal                                               $0.00

2.  The amount of the currently monthly
    distribution in respect of Class B
         Monthly Principal                                               $0.00

     3.  The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Principal                                               $0.00

     4.  The amount of the currently monthly
         distribution in respect of Class A
         Monthly Interest                                                $4.86

     5.  The amount of the currently monthly
         distribution in respect of Class A
         Deficiency Amounts                                              $0.00

     6.  The amount of the currently monthly
         distribution in respect of Class A
         Additional Interest                                             $0.00

     7.  The amount of the currently monthly
         distribution in respect of Class B
         Monthly Interest                                                $4.94

     8.  The amount of the currently monthly
         distribution in respect of Class B
         Deficiency Amounts                                               $0.00

     9.  The amount of the currently monthly
         distribution in respect of Class B
         Additional Interest                                              $0.00

     10. The amount of the currently monthly
         distribution in respect of Collateral
         Monthly Interest                                                 $4.92

     11. The amount of the currently monthly
         distribution in respect of any
         accrued and unpaid Collateral
         Monthly Interest                                                 $0.00


E.   Information Regarding the Performance of the Trust

     1.  Collection of Principal Receivables

         (a) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class A Certificates                         $42,735,777.76

         (b) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which were allocated in respect
             of the Class B Certificates                          $2,513,869.28

         (c) The aggregate amount of
             Collections of Principal
             Receivables processed during
             the related Monthly Period
             which are allocated in respect
             of the Collateral Interest                           $2,633,577.34

     2.  Principal Receivables in the Trust

         (a) The aggregate amount of
             Principal Receivables in the
             Trust as of the end of the
             day on the last day of the
             related Monthly Period                           $1,862,762,761.66

         (b) The amount of Principal
             Receivables in the Trust
             represented by the Investor
             Interest of Series 1995-1
             as of the end of the day on
             the last day of the related
             Monthly Period                                     $500,000,000.00

         (c) The amount of Principal
             Receivables in the Trust
             represented by the Series
             1995-1 Adjusted Investor
             Interest as of the end of
             the day on the last day of
             the related Monthly Period                         $500,000,000.00

         (d) The amount of Principal
             Receivables in the Trust
             represented by the Class A
             Investor Interest as of the end
             of the day on the last day of
             the related Monthly Period                         $446,250,000.00

         (e) The amount of Principal
             Receivables in the Trust
             represented by the Class A
             Adjusted Investor Interest as of
             the end of day on the last day
             of the related Monthly Period                      $446,250,000.00

         (f) The amount of Principal
             Receivables in the Trust
             represented by the Class B
             Investor Interest as of the
             end of the day on the last day
             of the related Monthly Period                       $26,250,000.00

         (g) The amount of Principal
             Receivables in the Trust
             represented by the Collateral
             Interest as of the end of the
             date on the last day of the
             related Monthly Period                              $27,500,000.00

         (h) The Floating Investor Percentage
             with respect to the related
             Monthly Period                                             26.7093%

         (i) The Class A Floating Allocation
             with respect to the related
             Monthly Period                                             89.2500%

         (j) The class B Floating Allocation
             with respect to the related
             Monthly Period                                              5.2500%

         (k) The Collateral Floating Allocation
             with respect to the related
             Monthly Period                                              5.5000%

         (l) The Fixed Investor Percentage
             with respect to the related
             Monthly Period                                             26.7093%

         (m) The Class A Fixed Allocation
             with respect to the related
             Monthly Period                                             89.2500%

         (n) The Class B Fixed Allocation
             with respect to the related
             Monthly Period                                              5.2500%


         (o) The Collateral Fixed Allocation
             with respect to the related
             Monthly Period                                              5.5000%

     3.  Delinquent Balances

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                        Aggregate                   Percentage
                                         Account                      of Total
                                         Balance                   Receivables

         (a) 30 - 59 days:            $22,686,855.66                    1.2031%
         (b) 60 - 89 days:            $11,564,297.58                    0.6133%
         (c) 90 - or more days:       $13,462,495.42                    0.7139%
                             Total:   $47,713,648.66                    2.5303%

     4.  Investor Default Amount

         (a) The Aggregate Investor Default
             Amount for the related Monthly
             Period                                              $1,880,251.79

         (b) The Class A Investor Default
             Amount for the related Monthly
             Period                                              $1,678,124.73

         (c) The Class B Investor Default
             Amount for the related Monthly
             Period                                                 $98,713.22

         (d) The Collateral Default Amount
             for the related Monthly Period                        $103,413.85

    5.  Investor Charge Offs

         (a) The aggregate amount of
             Class A Investor Charge-Offs
             for the related Monthly Period                              $0.00

         (b) The aggregate amount of
             Class A Investor Charge-Offs
             set forth in 5 (a) above per
             $1,000 of original Certificate
             principal amount                                            $0.00

         (c) The aggregate amount of Class
             B Investor Charge-Offs for the
             related Monthly Period                                      $0.00

         (d) The aggregate amount of Class
             B Investor Charge-Offs set forth
             in 5 (c) above per $1,000 of
             original certificate principal
             amount                                                      $0.00

         (e) The aggregate amount of
             Collateral Charge-Offs for the
             related Monthly Period                                      $0.00

         (f) The aggregate amount of
             Collateral Charge-Offs set
             forth in 5 (e) above per $1,000
             of original certificate principal
             amount                                                      $0.00

         (g) The aggregate amount of Class A
             Investor Charge-Offs reimbursed
             on the Transfer Date immediately
             preceding this Distribution Date                            $0.00

         (h) The aggregate amount of Class A
             Investor Charge-Offs set forth
             in 5 (g) above per $1,000 original
             certificate principal amount re-
             imbursed on the Transfer Date
             immediately preceding this
             Distribution Date                                           $0.00

         (i) The aggregate amount of Class B
             Investor Charge-Offs reimbursed
             on the Transfer Date immediately
             preceding this Distribution Date                            $0.00

         (j) The aggregate amount of Class B
             Investor Charge-Offs set forth
             in 5 (i) above per $1,000 original
             certificate principal amount re-
             imbursed on the Transfer Date
             immediately preceding this Distribution Date                $0.00

         (k) The aggregate amount of
             Collateral Charge-Offs reimbursed
             on the Transfer Date immediately
             preceding this Distribution Date                            $0.00

         (l) The aggregate amount of
             Collateral Charge-Offs set
             forth in 5(k) above per $1,000
             original certificate principal
             amount reimbursed on the Transfer
             Date immediately preceding
             Distribution Date                                           $0.00

     6.  Investor Servicing Fee

         (a) The amount of the Class A
             Servicing Fee payable by the
             Trust to the Servicer for
             the related Monthly Period                            $371,875.00

         (b) The amount of the Class B
             Servicing Fee payable by the
             Trust to the Servicer for
             the related Monthly Period                             $21,875.00

         (c) The amount of the Collateral
             Interest Servicing Fee payable
             by the Trust to the Servicer for
             the related Monthly Period                             $22,916.67

     7.  Reallocations

         (a) The amount of Reallocated
             Collateral Principal
             Collections with respect to
             this Distribution Date                                      $0.00

         (b) The amount of Reallocated
             Class B Principal Collections
             with respect to this Distri-
             bution Date                                                 $0.00


         (c) The Collateral Interest as
             of the close of business on
             this Distribution Date                             $27,500,000.00

         (d) The Class B Investor Interest
             as of the close of business
             on this Distribution Date                          $26,250,000.00

     8.  Collection of Finance Charge Receivables

         (a) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of the
             Class A Certificate                                 $5,815,230.55

         (b) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of
             the Class B Certificates                              $342,072.39

         (c) The aggregate amount of
             Collections of Finance Charge
             Receivables processed during the
             related Monthly Period which
             were allocated in respect of
             the Collateral Interest                               $358,361.55

     9.  Principal Funding Amount

         (a) The principal amount on
             deposit in the Principal
             Funding Account on the
             related Transfer Date                                       $0.00

         (b) The Accumulation Shortfall
             with respect to the related
             Monthly Period                                              $0.00

         (c) The Principal Funding In-
             vestment Proceeds deposited
             in the Finance Charge Account
             on the related Transfer Date                                $0.00

         (d) The amount of all or the
             portion of the Reserve Draw
             Amount deposited in the
             Finance Charge Account on the
             related Transfer Date from
             the Reserve Account                                         $0.00

     10. Reserve Draw Amount                                             $0.00

     11. Cash Collateral Account

         (a) The principal amount on deposit in
             the Cash Collateral Account on
             the related Transfer Date (before
             giving effect to any deposits or
             withdrawals                                         $10,000,000.00

         (b) The Required Draw Amount on
             the related Transfer Date                                    $0.00

         (c) The principal amount on deposit in
             the Cash Collateral Account on
             the related Transfer Date (after
             giving effect to any deposits or
             withdrawals)                                        $10,000,000.00

         (d) The Required Cash Collateral
             Amount (after giving effect to
             any deposits, withdrawals, or
             payments)                                           $10,000,000.00

     12. Available Funds

         (a) The amount of Class A
             Available Funds on deposit
             in the Finance Charge Account
             on the related Transfer Date                         $5,815,230.55

         (b) The amount of Class B
             Available Funds on deposit
             in the Finance Charge Account
             on the related Transfer Date                           $342,072.39

         (c) The amount of Collateral
             Available Funds on deposit in
             the Finance Charge Account on
             the related Transfer Date                              $358,361.55

     13. Portfolio Yield

         (a) The portfolio yield for the
             related Monthly Period                                     12.1250%

         (b) The Portfolio Adjusted Yield
             for the related Monthly Period                              4.1500%

F.   Floating Rate Determinations

     1.  LIBOR for the interest Period
         ending on this Distribution Date
         8/15/97 - 9/15/97                                            5.65063%

    The First National Bank
     of Atlanta
     Servicer
                             By:______________________
                                  Name:  Cecile K. Bazaz
                                  Title:  Senior Vice President